FORM 8-K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2004

DUSA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-19777	22-3103129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25 Upton Drive
Wilmington, Massachusetts 01887
(Address of principal executive offices, including ZIP code)

(978) 657-7500
(Registrant’s telephone number, including area code)

Item 5. Other Events.

On May 4, 2004, DUSA Pharmaceuticals, Inc. (“DUSA”) announced that its registration statement on Form S-3 with respect to the 2,587,500 shares issued to investors, and the 155,250 shares issued to the placement agent as commissions and non-refundable retainer, in connection with the recent private placement was declared effective today at 10:00 a.m.

Item 7. Financial Statements and other Exhibits.

[99]    Press Release dated May 4, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUSA PHARMACEUTICALS, INC.

Date: May 4, 2004	By:	/s/ D. Geoffrey Shulman
D. Geoffrey Shulman, MD, FRCPC President and Chief Executive Officer